Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT dated as of March 9, 2017 (this “Agreement”), among Olin Corporation, a Virginia corporation (the “Company”), Olin Canada ULC, an unlimited company amalgamated under the laws of Nova Scotia (the “Canadian Borrower”), Blue Cube Spinco Inc., a Delaware corporation (the “Spinco Borrower” and collectively with the Company and the Canadian Borrower, the “Borrowers”), the Existing Lenders referred to below who have delivered signature pages hereto and each financial institution identified on the signature pages hereto as a “New Lender” (collectively, the “New Lenders”) and Wells Fargo Bank, National Association, as administrative agent under the Existing Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

A.    Pursuant to that certain Amendment Agreement dated as of June 23, 2015 (the “First Amendment Agreement”) among the Borrowers, the lenders party thereto (the “Existing Lenders”) and the Administrative Agent, the parties to the Amendment Agreement agreed to the terms of the Amended and Restated Credit Agreement, dated as of October 5, 2015 (the “Existing Credit Agreement”), by and among the Borrowers, the Existing Lenders and the Administrative Agent, pursuant to which the Existing Lenders have extended, and have agreed to extend, credit to the Borrowers.

B.    The Borrowers have requested, and subject to the terms and conditions set forth herein, the Existing Lenders party hereto and the New Lenders (collectively, the “Lenders”) have agreed, to amend the Existing Credit Agreement as set forth herein.

C.    The Lenders have agreed to (a) assume the Revolving Commitments and the related Revolving Exposure and (b) fund certain term loans to the Spinco Borrower, in each case in the amounts set forth opposite such Lender’s name on Schedule I hereto.

D.    The Revolving Commitments, Letter of Credit Commitments and Initial Term Loans, as applicable, of each Existing Lender not party to this Agreement (each, a “Departing Lender” and collectively, the “Departing Lenders”) will be terminated and repaid.

E.    Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.    Amendments to Existing Credit Agreement. The parties hereto hereby agree that, effective as of the Second Amendment Effective Date (as defined below):

(a)    the Existing Credit Agreement is hereby amended in its entirety in the form attached as Exhibit A hereto. The Existing Credit Agreement as amended by this Agreement is hereinafter referred to as the “Credit Agreement”; and

(b)    Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Schedule I attached hereto.

SECTION 3.    Existing Term Loan and Revolving Commitments.

(a)    Existing Term Loans. Each of the parties hereto agrees that, after giving effect to this Agreement, the Initial Term Loans outstanding immediately prior to the Second Amendment Effective Date (collectively, the “Existing Term Loans”) shall be, or deemed to be, repaid in full on the Second Amendment Effective Date, and concurrently with such prepayment, new term loans (collectively, the “New Term Loans”) will be funded to the Spinco Borrower, in Dollars, by each Lender party hereto, in the amount set forth opposite such Lender’s name on Schedule I attached hereto, in an aggregate principal amount equal to $1,375,000,000. Following the prepayment in full of the Existing Term Loans and the making of the New Term Loans, all references to “Initial Term Loans” appearing in the Credit Agreement and the other Loan Documents shall be deemed to refer to the New Term Loans. Each Lender party hereto agrees that no costs shall be payable to such Lender under Section 10.04(b) of the Existing Credit Agreement or the Credit Agreement as a result of such reallocation and repayments. For the avoidance of doubt, the New Term Loans shall be funded on the Second Amendment Effective Date.

(b)    Revolving Commitments. Each of the parties hereto agrees that, after giving effect to this Agreement, the Revolving Commitment of each Lender (as of the Second Amendment Effective Date) shall be as set forth on Schedule I attached hereto. The Company shall ensure that, on the Second Amendment Effective Date, there shall be no Revolving Advances or Bid Advances outstanding. Each of the parties hereto agrees that after giving effect to this Agreement, each Letter of Credit issued under the Existing Credit Agreement on or prior to the Second Amendment Effective Date shall be deemed to constitute a Letter of Credit issued under the Credit Agreement and the Revolving Lender that is an issuer of such Letter of Credit shall be deemed to be an Issuing Bank for such Letter of Credit; provided that any renewal or replacement of any such Letter of Credit shall be issued by an Issuing Bank pursuant to the terms of the Credit Agreement.

(c)    Departing Lenders. The Lenders party hereto, constituting the Majority Lenders, hereby consent to the repayment of the Loans and the termination of the Commitments, of the Departing Lenders under the Existing Credit Agreement. For the avoidance of doubt, it is understood and agreed that the Departing Lenders shall cease to be Lenders under the Credit Agreement as of the Second Amendment Effective Date after giving effect to the repayments and reallocations set forth in this Section 3.

SECTION 4.    New Lender Joinder. By its execution of this Agreement, each New Lender hereby acknowledges, agrees and confirms that, on and after the Second Amendment Effective Date (a) it will be deemed to be a party to the Credit Agreement as a “Lender”, a “Revolving Lender” and a “Term Loan Lender”, as applicable, for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender, a Revolving Lender and a Term Loan Lender, as applicable, under the Credit Agreement as if it had executed the Credit Agreement; (b) it will be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents; (c) it has received a copy of the Loan Documents, copies of the most recent financial statements delivered pursuant to Section 5.01(i) of the Existing Credit Agreement and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Lead Arrangers”), any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Agreement and to become a Lender, a Revolving Lender and a Term Loan Lender, as applicable, under the Credit Agreement; (d) it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder; (e) it will perform in accordance with

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their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, a Revolving Lender and a Term Loan Lender, as applicable; (f) it will provide any additional documentation to evidence its status as a Lender as of the Second Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement; and (g) the Administrative Agent may file this Agreement in the Register under Section 9.02(d) of the Credit Agreement.

SECTION 5.    Representations and Warranties. Effective on the Second Amendment Effective Date, the Company represents and warrants to each of the Lenders and the Administrative Agent that:

(a)    the execution, delivery and performance by each of the Company, the Spinco Borrower and the Canadian Borrower of this Agreement (i) is within such Person’s corporate powers, (ii) have been duly authorized by all necessary corporate action and (iii) do not (x) contravene such Person’s charter, articles or by-laws or (y) contravene law (including Regulations T, U and X issued by the Board of Governors of the Federal Reserve Board) or any material contractual restriction binding on or affecting such Person or (z) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries;

(b)    after giving effect to this Agreement, the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and

(c)    as of the Second Amendment Effective Date, immediately prior to and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 6.    Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Second Amendment Effective Date”):

(a)    The Administrative Agent shall have received counterparts of (i) this Agreement executed by the Borrowers, each of the New Lenders, each of the Existing Lenders (excluding any Departing Lenders) and the Administrative Agent and (ii) a Term Loan Note and/or Revolving Note executed by the applicable Borrower in favor of each Lender that has requested a Term Loan Note and/or Revolving Credit Note at least three (3) Business Days in advance of the Second Amendment Effective Date and (iii) a Notice of Borrowing executed by the Borrowers and delivered in accordance with the requirements of Section 2.02 of the Credit Agreement; provided that notwithstanding Section 2.02 of the Credit Agreement, the Spinco Borrower may deliver a Notice of Borrowing in respect of the New Term Loans that are Eurodollar Rate Advances in US Dollars not later than 11:00 A.M., Local Time, two (2) Business Days prior to the Second Amendment Effective Date;

(b)    The Administrative Agent shall have received certificates for each Borrower in form and substance reasonably satisfactory to the Administrative Agent certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by such Borrower’s board of directors or equivalent governing body authorizing and approving the transactions contemplated in this Agreement and the execution, delivery and performance of this Agreement and any other documents executed in connection herewith and the performance of the Credit Agreement;

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(c)    The Administrative Agent shall have received a legal opinion from counsel to each of the Borrowers with respect to this Agreement and the Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent;

(d)    All amounts due or outstanding under that certain Credit Agreement, dated as of August 25, 2015, among the Company, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, shall have been, or shall be substantially concurrently with the funding of the New Term Loans on the Second Amendment Effective Date, repaid in full, and such agreement shall terminate in accordance with its terms;

(e)    The Borrowers shall have paid all fees and expenses payable to the Administrative Agent and the Lead Arrangers as separately agreed to in connection with this Agreement;

(f)    the Administrative Agent shall have received all documentation and other information with respect to the Borrowers required by regulatory authorities and requested by the Lenders (through the Administrative Agent) under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; and

(g)    The representations and warranties in Section 5 of this Agreement shall be true and correct as of the Second Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

SECTION 7.    Acknowledgement and Confirmation. Each of the Borrowers hereby agrees that (a) with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Loan Document, including any guarantee obligations are hereby confirmed and reaffirmed and shall, except as expressly set forth herein, remain unmodified and in full force and effect on a continuing basis, (b) the Existing Credit Agreement and each other Loan Document, as specifically amended pursuant to this Agreement, shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and (c) this Amendment shall constitute a Loan Document.

SECTION 8.    No Waivers. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, in each case except as expressly provided in Section 3(a) or 3(b) hereof. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Borrower under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 9.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.07 and 10.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

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SECTION 10.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 6 hereof. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic    (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 12.    Costs and Expenses. The Company hereby reconfirms its obligations pursuant to Section 10.04(a) of the Existing Credit Agreement and the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 13.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

OLIN CORPORATION

By:	/s/ Stephen C. Curley
Name: Stephen C. Curley
Title: Vice President and Treasurer

OLIN CANADA ULC

By:	/s/ Stephen C. Curley
Name: Stephen C. Curley
Title: Vice President and Treasurer

BLUE CUBE SPINCO INC.

By:	/s/ Stephen C. Curley
Name: Stephen C. Curley
Title: Vice President and Treasurer

Second Amendment Agreement

Olin Corporation

Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:	/s/ Daniel R Van Aken
Name: Daniel R Van Aken
Title: Managing Director

Second Amendment Agreement

Olin Corporation

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel R Van Aken
Name: Daniel R Van Aken
Title: Managing Director

Second Amendment Agreement

Olin Corporation

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

Second Amendment Agreement

Olin Corporation

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

Second Amendment Agreement

Olin Corporation

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

Second Amendment Agreement

Olin Corporation

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CITIBANK, N.A., as a Lender

By:	/s/ John Tucker
Name: John Tucker
Title: Vice President

Second Amendment Agreement

Olin Corporation

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Second Amendment Agreement

Olin Corporation

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

Second Amendment Agreement

Olin Corporation

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THE BANK OF TOKYO- MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark S. Campbell
Name: Mark S. Campbell
Title: Authorized Signatory

Second Amendment Agreement

Olin Corporation

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Caleb A. Shapkoff
Name: Caleb A. Shapkoff
Title: Vice President

Second Amendment Agreement

Olin Corporation

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THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Andrew Chiodo
Name: Andrew Chiodo
Title: AVP, Credit National Accounts

By:	/s/ Mark Jarman
Name: Mark Jarman
Title: Senior Analyst National Accounts

Second Amendment Agreement

Olin Corporation

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ING BANK N.V., DUBLIN BRANCH, as a New Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

Second Amendment Agreement

Olin Corporation

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ING BANK, A BRANCH OF ING-DIBA AG, as a New Lender

By:	/s/ Stefan Zeller
Name: Stefan Zeller
Title: VP

By:	/s/ Olga Borovikov
Name: Olga Borovikov
Title: VP

Second Amendment Agreement

Olin Corporation

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DEUTSCHE BANK AG NEW YORK BRANCH, as a New Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Second Amendment Agreement

Olin Corporation

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INTESA SANPAOLO S.p.A. - New York Branch, as a New Lender

By:	/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

Second Amendment Agreement

Olin Corporation

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ John Malloy
Name: John Malloy
Title: Senior Vice President

Second Amendment Agreement

Olin Corporation

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

Second Amendment Agreement

Olin Corporation

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